Exhibit 99.1

Encore Capital Group Announces Fourth Quarter and Full Year 2012 Financial Results

Quarterly Net Income Increased 17% to $20.2 million; Quarterly Gross Collections Increased 24% to $230.5 million

SAN DIEGO, February 13, 2013—Encore Capital Group, Inc. (Nasdaq: ECPG), through its subsidiaries (the “Company”), a leading provider of debt management and recovery solutions for consumers and property owners across a broad range of assets, today reported consolidated financial results for the fourth quarter and full year ended December 31, 2012.

“2012 was an exceptional year for Encore,” said Brandon Black, the Company’s President and Chief Executive Officer. “We delivered record earnings, record collections and record operating cash flow, even as we made investments to strengthen our core business and expand our services for financially stressed consumers through the acquisition of Propel Financial Services. We believe that these strategic investments, combined with our analytic strength and our disciplined approach to deploying capital, position us well in an increasingly complex business and regulatory environment.”

For the Fourth Quarter of 2012:

•	Gross collections from the portfolio purchasing and recovery business were $230.5 million, a 24% increase over the $185.9 million in the same period of the prior year.

•

Investment in receivable portfolios in the portfolio purchasing and recovery business was $153.6 million, to purchase $8.5 billion in face value of debt, compared to $136.7 million, to purchase $3.8 billion in face value of debt in the same period of the prior year.

•

Available capacity under the Encore Capital Group revolving credit facility, subject to borrowing base and applicable debt covenants, was $187.0 million as of December 31, 2012. Total debt, consisting of the Encore revolving credit and term loan facility, the Propel facility, the senior secured notes, and capital lease obligations, was $706.0 million as of December 31, 2012, compared to $389.0 million as of December 31, 2011.

•

Revenue from receivable portfolios in the portfolio purchasing and recovery business, net of allowance adjustments, was $139.6 million, a 20% increase over the $116.5 million in the same period of the prior year. Revenue recognized on receivable portfolios, as a percentage of portfolio collections, excluding the effects of net portfolio allowances, decreased to approximately 59% from 64% in the same period of the prior year.

•

Total operating expenses were $103.9 million, a 24% increase over the $83.6 million in the same period of the prior year. Adjusted operating expense per dollar collected for the portfolio purchasing and recovery business decreased to 43.2% compared to 44.1% in the same period of the prior year.

•

Adjusted EBITDA, defined as net income before interest, taxes, depreciation and amortization, stock-based compensation expense, and portfolio amortization, was $134.7 million, a 28% increase over the $105.0 million in the same period of the prior year.

•	Total interest expense for the portfolio purchasing and recovery segment increased to $6.5 million, as compared to $5.0 million in the same period of the prior year.

•

Income from continuing operations was $20.2 million, or $0.79 per fully diluted share, compared to income from continuing operations of $17.2 million, or $0.67 per fully diluted share in the same period of the prior year.

Encore Capital Group, Inc.

For the full year of 2012:

•	Gross collections were $948.1 million, a 25% increase over the $761.2 million in 2011.

•

Investment in receivable portfolios in the portfolio purchasing and recovery business was $562.3 million, to purchase $18.5 billion in face value of debt, compared to $386.9 million, to purchase $11.7 billion in face value of debt in 2011.

•	Revenue from receivable portfolios in the portfolio purchasing and recovery business, net of allowance adjustments, was $545.4 million, a 22% increase over the $448.7 million in 2011.

•

Total operating expenses were $401.7 million, a 22% increase over the $328.6 million 2011. Adjusted operating expenses for the portfolio purchasing and recovery business per dollar collected decreased to 40.4% compared to 42.2% in 2011.

•	Adjusted EBITDA was $577.4 million, a 30% increase over the $443.9 million in 2011.

•	Income from continuing operations was $78.6 million or $3.04 per fully diluted share, compared to income from continuing operations of $60.6 million or $2.36 per fully diluted share in 2011.

•	Total stockholders’ equity per share, excluding the effects of discontinued operations, was $16.06 at December 31, 2012, an 11% increase over $14.45 at December 31, 2011.

Conference Call and Webcast

The Company will hold a conference call today at 2:00 p.m. Pacific time / 5:00 p.m. Eastern time to discuss fourth quarter and full year results.

Members of the public are invited to listen to the event via a listen-only telephone conference call line or the Internet. To access the live telephone conference call, please dial (877) 670-9781 or (408) 940-3818. The Conference ID is 90236787. To access the live webcast via the Internet, log on at the Investors page of the Company’s website at www.encorecapital.com.

Non-GAAP Financial Measures

The Company has included information concerning non-GAAP financial measures, including adjusted earnings per share, because management believes that investors regularly rely on non-GAAP adjusted earnings and adjusted earnings per share, to assess operating performance, in order to highlight trends in the Company’s business that may not otherwise be apparent when relying on financial measures calculated in accordance with GAAP. The Company has also included information concerning adjusted EBITDA, because management utilizes this information, which is materially similar to a financial measure contained in covenants used in the Company’s credit agreement, in the evaluation of its operations and believes that this measure is a useful indicator of the Company’s ability to generate cash collections in excess of operating expenses through the liquidation of its receivable portfolios. Additionally, the Company has included information related to adjusted operating expenses for the portfolio purchasing and recovery business, in order to facilitate a comparison of approximate cash costs to cash collections for the portfolio purchasing and recovery business in the periods presented. These non-GAAP financial measures should not be considered as alternatives to, or more meaningful than, net income and total operating expenses as indicators of the Company’s operating performance. Further, these non-GAAP financial measures, as presented by the Company, may not be comparable to similarly titled measures reported by other companies. The Company has included a reconciliation of adjusted earnings per share to reported earnings under GAAP, a reconciliation of adjusted EBITDA to reported earnings under GAAP, a reconciliation of adjusted operating expenses for the portfolio purchasing and recovery business to the GAAP measure total operating expenses, and a reconciliation of adjusted stockholders’ equity per share to reported stockholders’ equity under GAAP in the attached financial tables.

Encore Capital Group, Inc.

About Encore Capital Group, Inc.

Encore Capital Group is a leading provider of debt management and recovery solutions for consumers and property owners across a broad range of assets. Through its subsidiaries, the Company purchases portfolios of consumer receivables from major banks, credit unions, and utility providers, and partners with individuals as they repay their obligations and work toward financial recovery. Through its Propel Financial Services, LLC subsidiary, the Company assists property owners who are delinquent on their property taxes by structuring affordable monthly payment plans.

Headquartered in San Diego, Encore Capital Group is a publicly traded NASDAQ Global Select company (ticker symbol: ECPG) and a component stock of the Russell 2000, the S&P SmallCap 600, and the Wilshire 4500. More information about the Company can be found at www.encorecapital.com. The Company’s website and the information contained therein, is not incorporated into and is not a part of this press release.

Forward Looking Statements

The statements in this press release that are not historical facts, including, most importantly, those statements preceded by, or that include, the words “may,” “believe,” “projects,” “expects,” “anticipates” or the negation thereof, or similar expressions, constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Reform Act”). These statements may include, but are not limited to, statements regarding our future operating results, performance, business plans or prospects. For all “forward-looking statements,” the Company claims the protection of the safe harbor for forward-looking statements contained in the Reform Act. Such forward-looking statements involve risks, uncertainties and other factors which may cause actual results, performance or achievements of the Company and its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These risks, uncertainties and other factors are discussed in the reports filed by the Company with the Securities and Exchange Commission, including the most recent reports on Forms 10-K, 10-Q and 8-K, each as it may be amended from time to time. The Company disclaims any intent or obligation to update these forward-looking statements.

Encore Capital Group, Inc.

Contact:

Encore Capital Group, Inc.

Paul Grinberg (858) 309-6904

paul.grinberg@encorecapital.com

Adam Sragovicz (858) 309-9509

adam.sragovicz@encorecapital.com

FINANCIAL TABLES FOLLOW

Encore Capital Group, Inc.

ENCORE CAPITAL GROUP, INC.

Consolidated Statements of Financial Condition

(In Thousands, Except Par Value Amounts)

	December 31, 2012	December 31, 2011
Assets
Cash and cash equivalents	$17,510	$8,047
Investment in receivable portfolios, net	873,119	716,454
Deferred court costs, net	35,407	38,506
Property tax payment agreements receivable, net	135,100	—
Interest receivable	4,042	—
Property and equipment, net	23,223	17,796
Other assets	27,006	15,233
Goodwill	55,446	15,985
Identifiable intangible assets, net	487	462

Total assets	$1,171,340	$812,483

Liabilities and stockholders’ equity
Liabilities:
Accounts payable and accrued liabilities	$45,450	$29,628
Income tax payable	3,080	—
Deferred tax liabilities, net	8,236	15,709
Debt	706,036	388,950
Other liabilities	2,722	6,661

Total liabilities	765,524	440,948

Commitments and contingencies
Stockholders’ equity:
Convertible preferred stock, $.01 par value, 5,000 shares authorized, no shares issued and outstanding	—	—
Common stock, $.01 par value, 50,000 shares authorized, 23,191 shares and 24,520 shares issued and outstanding as of December 31, 2012 and December 31, 2011, respectively	232	245
Additional paid-in capital	88,029	123,406
Accumulated earnings	319,329	249,852
Accumulated other comprehensive loss	(1,774)	(1,968)

Total stockholders’ equity	405,816	371,535

Total liabilities and stockholders’ equity	$1,171,340	$812,483

Encore Capital Group, Inc.

ENCORE CAPITAL GROUP, INC.

Consolidated Statements of Comprehensive Income

(In Thousands, Except Per Share Amounts)

	(Unaudited) Three Months Ended December 31,		Year Ended December 31,
	2012	2011	2012	2011
Revenues
Revenue from receivable portfolios, net	$139,594	$116,452	$545,412	$448,714
Tax lien transfer
Interest income	5,315	—	13,882	—
Interest expense	(1,297)	—	(3,422)	—

Net interest income	4,018	—	10,460	—

Total revenues	143,612	116,452	555,872	448,714

Operating expenses
Salaries and employee benefits	28,193	20,347	101,084	77,805
Cost of legal collections	45,500	39,686	168,703	157,050
Other operating expenses	10,085	8,764	48,939	35,708
Collection agency commissions	2,980	3,388	15,332	14,162
General and administrative expenses	15,467	10,289	61,798	39,760
Depreciation and amortization	1,647	1,165	5,840	4,081

Total operating expenses	103,872	83,639	401,696	328,566

Income from operations	39,740	32,813	154,176	120,148

Other (expense) income
Interest expense	(6,540)	(4,979)	(25,564)	(21,116)
Other income (expense)	328	(181)	1,713	(363)

Total other expense	(6,212)	(5,160)	(23,851)	(21,479)

Income from continuing operations before income taxes	33,528	27,653	130,325	98,669
Provision for income taxes	(13,361)	(10,418)	(51,754)	(38,076)

Income from continuing operations	20,167	17,235	78,571	60,593
(Loss) income from discontinued operations, net of tax	—	(101)	(9,094)	365

Net income	$20,167	$17,134	$69,477	$60,958

Weighted average shares outstanding:
Basic	24,639	24,689	24,855	24,572
Diluted	25,565	25,657	25,836	25,690
Basic earnings (loss) per share from:
Continuing operations	$0.82	$0.70	$3.16	$2.47
Discontinued operations	$0.00	$(0.01)	$(0.36)	$0.01

Net basic earnings per share	$0.82	$0.69	$2.80	$2.48

Diluted earnings (loss) per share from:
Continuing operations	$0.79	$0.67	$3.04	$2.36
Discontinued operations	$0.00	$0.00	$(0.35)	$0.01

Net diluted earnings per share	$0.79	$0.67	$2.69	$2.37

Other comprehensive (loss) gain:
Unrealized (loss) gain on derivative instruments	$(791)	$(870)	$414	$(2,964)
Income tax benefit (provision) related to unrealized (loss) gain on derivative instruments	252	26	(220)	845

Other comprehensive (loss) gain, net of tax	(539)	(844)	194	(2,119)

Comprehensive income	$19,628	$16,290	$69,671	$58,839

Encore Capital Group, Inc.

ENCORE CAPITAL GROUP, INC.

Consolidated Statements of Cash Flows

(In Thousands)

	Year Ended December 31,
	2012	2011	2010
Operating activities:
Net income	$69,477	$60,958	$49,052
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	5,840	4,661	3,199
Impairment charge for goodwill and identifiable intangible assets	10,400	—	—
Amortization of loan costs and premium on property tax payment agreements receivable	3,268	1,833	3,682
Stock-based compensation expense	8,794	7,709	6,010
Income tax provision (less than) in excess of income tax payments	(7,474)	(1,917)	646
Excess tax benefit from stock-based payment arrangements	(4,123)	(5,101)	(3,249)
Loss on sale of discontinued operations	2,416	—	—
(Reversal) provision for allowances on receivable portfolios, net	(4,221)	10,823	22,209
Changes in operating assets and liabilities
Deferred court costs	3,099	(6,348)	(6,201)
Other assets	(206)	2,179	(1,390)
Prepaid income tax and income taxes payable	7,060	6,495	(1,782)
Accounts payable, accrued liabilities and other liabilities	4,190	3,287	3,299

Net cash provided by operating activities	98,520	84,579	75,475

Investing activities:
Cash paid for acquisition, net of cash acquired	(186,731)	—	—
Purchases of receivable portfolios	(562,335)	(386,850)	(361,957)
Collections applied to investment in receivable portfolios, net	406,815	301,474	217,891
Proceeds from put-backs of receivable portfolios	3,076	2,852	3,981
Originations of property tax payment agreements receivable	(34,036)	—	—
Collections applied to property tax payment agreements receivable, net	35,706	—	—
Purchases of property and equipment	(6,265)	(5,564)	(2,722)

Net cash used in investing activities	(343,770)	(88,088)	(142,807)

Financing activities:
Payment of loan costs	(12,359)	(840)	(6,248)
Proceeds from senior secured notes	—	25,000	50,000
Repayment of senior secured notes	(2,500)	—	—
Proceeds from revolving credit facility and term loan facility	508,399	121,000	125,500
Repayment of revolving credit facility and term loan facility	(289,673)	(143,000)	(58,500)
Proceeds from issuance of convertible notes	115,000	—	—
Repayment of convertible notes	—	—	(42,920)
Purchases of convertible hedge instruments	(22,669)	—	—
Proceeds from sale of warrants	11,028	—	—
Repurchase of common stock	(49,270)	—	—
Proceeds from net settlement of certain call options	—	—	524
Proceeds from exercise of stock options	1,847	1,263	2,118
Taxes paid related to net share settlement of equity awards	(2,969)	(3,891)	(2,024)
Excess tax benefit from stock-based payment arrangements	4,123	5,101	3,249
Repayment of capital lease obligations	(6,244)	(3,982)	(1,850)

Net cash provided by financing activities	254,713	651	69,849

Net increase (decrease) in cash and cash equivalents	9,463	(2,858)	2,517
Cash and cash equivalents, beginning of period	8,047	10,905	8,388

Cash and cash equivalents, end of period	$17,510	$8,047	$10,905

Supplemental disclosures of cash flow information:
Cash paid for interest	$25,218	$19,038	$15,652
Cash paid for income taxes	46,297	32,125	30,125
Supplemental schedule of non-cash investing and financing activities:
Fixed assets acquired through capital lease	$5,287	$2,949	$4,317

Encore Capital Group, Inc.

ENCORE CAPITAL GROUP, INC.

Supplemental Financial Information

Reconciliation of Adjusted Earnings From Continuing Operations to GAAP Net Income From Continuing Operations, Adjusted EBITDA to GAAP Net Income, Adjusted Operating Expenses For The Portfolio Purchasing And Recovery Business to GAAP Total Operating Expenses, and Adjusted Stockholders’ Equity Per Share to GAAP Total Stockholders’ Equity

(In Thousands, Except Per Share amounts) (Unaudited)

	Three Months Ended December 31,				Year Ended December 31,
	2012		2011		2012		2011
	$	Per Diluted Share	$	Per Diluted Share	$	Per Diluted Share	$	Per Diluted Share
GAAP net income from continuing operations, as reported	$20,167	$0.79	$17,235	$0.67	$78,571	$3.04	$60,593	$2.36
Adjustment:
Convertible notes non-cash interest and issuance cost amortization, net of tax	191	$0.01	—	—	191	$0.01	—	—

Adjusted earnings from continuing operations	$20,358	$0.80	$17,235	$0.67	$78,762	$3.05	$60,593	$2.36

	Three Months Ended December 31,		Year Ended December 31,
	2012	2011	2012	2011
GAAP net income, as reported	$20,167	$17,134	$69,477	$60,958
Adjustments:
Loss (income) from discontinued operations, net of tax	—	101	9,094	(365)
Interest expense	6,540	4,979	25,564	21,116
Provision for income taxes	13,361	10,418	51,754	38,076
Depreciation and amortization	1,647	1,165	5,840	4,081
Amount applied to principal on receivable portfolios	90,895	69,462	402,594	312,297
Stock-based compensation expense	2,084	1,729	8,794	7,709
Acquisition related expenses	—	—	4,263	—

Adjusted EBITDA	$134,694	$104,988	$577,380	$443,872

	Three Months Ended December 31,		Year Ended December 31,
	2012	2011	2012	2011
GAAP total operating expenses, as reported	$103,872	$83,639	$401,696	$328,566
Adjustments:
Stock-based compensation expense	(2,084)	(1,729)	(8,794)	(7,709)
Tax lien transfer segment operating expenses	(2,113)	—	(5,681)	—
Acquisition related expenses	—	—	(4,263)	—

Adjusted operating expenses for the portfolio purchasing and recovery business	$99,675	$81,910	$382,958	$320,857

	December 31, 2012	December 31, 2011
GAAP stockholders’ equity, as reported	$405,816	$371,535
Effect of discontinued operations	9,094	(365)

Adjusted stockholders’ equity	$414,910	$371,170
Diluted shares outstanding	25,836	25,690

Adjusted stockholders’ equity per share	$16.06	$14.45

SOURCE Encore Capital Group, Inc.